UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 5, 2015

Nuverra Environmental Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14624 N. Scottsdale Road, Suite #300, Scottsdale, Arizona	85254
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 903-7802

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Nuverra Environmental Solutions, Inc. (the “Company”) appointed Gregory J. Heinlein, age 51, to serve as Executive Vice President and Chief Financial Officer of the Company, effective January 5, 2015.

Prior to joining the Company, Mr. Heinlein served as the Senior Vice President and Chief Financial Officer of ION Geophysical Corporation, a NYSE-listed provider of technology-driven solutions to the oil and gas industry, from November 2011 to November 2014. Prior to his tenure with ION Geophysical Corporation, Mr. Heinlein served as the Chief Operating and Financial Officer of Genprex, Inc., a privately-held clinical-stage biopharmaceutical company. Prior to joining Genprex in 2011, Mr. Heinlein held senior management positions at Freescale Semiconductor, Inc., a NYSE-listed designer and manufacturer of embedded semiconductors for the automotive, consumer, industrial, and networking markets, including Vice President and Treasurer from 2005 to 2008 and Vice President, Global Sales and Marketing, from 2008 to 2010. From 1999 to 2004, Mr. Heinlein served as Vice President and Treasurer of Fisher Scientific International Inc. and Great Lakes Chemical Company. He began his career with Dow Chemical Company, where he held various financial management positions. Mr. Heinlein received a Bachelor of Business Administration degree from Saginaw Valley State University and a Master of Business Administration degree from Michigan State University. As the Executive Vice President and Chief Financial Officer, Mr. Heinlein will be the Company’s principal financial officer.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Heinlein and any of the Company’s executive officers or directors, or any person nominated to become a director or executive officer. There is no arrangement or understanding between Mr. Heinlein and any other person pursuant to which Mr. Heinlein was appointed as Executive Vice President and Chief Financial Officer of the Company. There are no transactions in which Mr. Heinlein has an interest requiring disclosure under Item 404(a) of Regulation S-K.

In connection with Mr. Heinlein’s appointment as the Company’s Executive Vice President and Chief Financial Officer, he will receive an initial base salary of $425,000 per year and a one-time cash signing bonus of $75,000. Mr. Heinlein will also participate in such equity-based and cash-based incentive programs as the Company may from time to time make available to its senior executive officers, in accordance with the terms and conditions of such programs, as well as the Company’s other applicable employee benefits plans and programs.

W. Christopher Chisholm, the Company’s Executive Vice President, Interim Chief Financial Officer, and Chief Accounting Officer will resign as an officer of the Company effective January 5, 2015, in order to accept an opportunity with another company. Mr. Chisholm will remain an employee of the Company through January 30, 2015 in order to assist with an orderly transition of his duties. Mr. Chisholm’s resignation was not a result of any disagreement with the Company, the Company’s management, or the Company’s independent auditors or any member of management on any matter of accounting principles or practices, financial statement disclosure, or internal controls.

Under the terms of Mr. Chisholm’s executive employment agreement, filed with the Securities and Exchange Commission on November 9, 2011 as Exhibit 10.1 to the Company’s Current Report on Form 8-K, he is entitled to compensation as set forth in Section 7.1(b) thereof, which includes a lump sum cash payment equal to 12 months of his current base salary plus a guaranteed bonus equal to 10% of his base salary for the year ended December 31, 2014; however, Mr. Chisholm has voluntarily agreed to accept a payment equal to 7 months of his current base salary in lieu of the lump sum cash payment described above.

Effective upon Mr. Chisholm’s resignation, Stacy Hilgendorf, the Company’s current Corporate Controller, will assume the role of principal accounting officer of the Company. Mr. Hilgendorf, age 45, has served as the Company’s Corporate Controller since December 2013. Prior to joining the Company, Mr. Hilgendorf served as Senior Director, Corporate Accounting of Starwood Hotels and Resorts Worldwide, Inc., a NYSE-listed hotel and leisure company, from 2004 until December 2013. From August 2000 until August 2004, Mr. Hilgendorf served as the Corporate Accounting & Reporting Manager of Dial Corporation, and from October 1996 until December 1999, he served as the Chief Financial Officer and Controller of ISC, Inc. Mr. Hilgendorf spent the first five years of his career with Ernst & Young. He holds a Bachelor of Science degree in Accounting from The University of Arizona and is a Certified Public Accountant.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Hilgendorf and any of the Company’s executive officers or directors, or any person nominated to become a director or executive officer. There is no arrangement or understanding between Mr. Hilgendorf and any other person pursuant to which Mr. Hilgendorf was appointed as principal accounting officer of the Company. There are no transactions in which Mr. Hilgendorf has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure

On January 5, 2015, the Company issued a press release announcing Mr. Heinlein’s appointment, a copy of which is attached hereto as Exhibit 99.1.

The information contained in the press release is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated January 5, 2015

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K (this “Current Report”) contains “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform

Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipates,” “intends,” “plans,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” “confident,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause results or expectations expressed in any forward-looking statements to differ materially from actual results. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this Current Report. All forward-looking statements are qualified in their entirety by this cautionary note. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: January 5, 2015	By: /s/ Joseph M. Crabb
Name: Joseph M. Crabb
Title: Executive Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated January 5, 2015